LITHIA

Stephens Investor Conference June 2009



DISCLOSURE

This presentation includes forward-looking statements within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to certain risk factors, including without limitation, future economic conditions and others set forth from time to time in the company's filings with the SEC. We make forward-looking statements about our annualized cost savings, estimated free cash flow, financial covenants, operating results, potential termination of franchise agreements, forecasted breakeven and future financial position. Specific risks in this presentation include future financial performance, execution of the restructuring plan and expense reductions, ability to meet financial covenants, impact of potential franchise terminations and macro-economic and market factors affecting the company's sales levels and profitability.

LITHIA

THE BEGINNING - *"SINCE 1946"*

"*LITHIA*" – Named after Lithia Springs in Ashland, Oregon



BODY & FENDER DEPT.
CHRYSLER & PLYMOUTH
SERVICE DEPARTMENT
LITHIA MOTORS
CHRYSLER • PLYMOUTH
SALES & SERVICE
CHRYSLER
PLYMOUTH
US ROYAL
Ford

1947 Photo

LITHIA AUTO STORES
Serving Our Communities Since 1946

90 Dealerships, 13 States, 27 Brands


Seattle [1]
Renton [2]
Spokane [3]
WASHINGTON
Tri-Cities [1]
Oregon City [1]
Eugene/Springfield [3]
OREGON
Roseburg [2]
Grants Pass [1]
Medford [7]
Klamath Falls [1]
Eureka [1]
Redding [2]
IDAHO
Caldwell [1]
Boise [3]
Twin Falls [2]
Pocatello [2]
Missoula [1]
Great Falls [2]
Helena [2]
MONTANA
Billings [1]
NORTH DAKOTA
Grand Forks [3]
IOWA
Cedar Rapids [1]
Ames [2]
Des Moines [3]
NEBRASKA
Omaha [1]
NEVADA
Reno [5]
Santa Rosa [1]
Concord [1]
Seaside [2]
Fresno [5]
CALIFORNIA
Loveland [1]
Denver [1]
Colorado Springs[1]
COLORADO
Santa Fe [1]
NEW MEXICO
Amarillo [1]
Lubbock [1]
Midland [3]
Odessa [4]
Abilene [2]
San Angelo [3]
TEXAS
Bryan [1]
Corpus Christi [1]
ALASKA
Fairbanks [1]
Wasilla [1]
Anchorage [5]
Updated: 05/14/09

- I.P.O. in Dec. 1996 - 5 Stores
- $2.6B in revenues in 2008
- The 8th largest U.S. auto retailer - by retail sales
- 25% revenue CAGR since going public



PRESENTATION OVERVIEW

June 2, 2009

- Q1'09 Update
  - Progress on Restructuring Plan
  - Current Financial Position
  - Operational Improvements
- Industry Summary
  - Chrysler Reorganization Impact
  - General Motors Update
- Outlook

Q1’09 UPDATE



Q1'09 UPDATE

The Company achieved a profit in Q1'09 despite the negative economic environment

- Net income from continuing operations was $0.2 million or $0.01 per share, the same as the prior year
- Consolidated net income was $0.06 per share with the inclusion of $0.05 per share income from discontinued operations and disposal activities

Q1'09 Financial Highlights

	$M	**EPS**
Income from continuing operations, net of tax	$0.2	$0.01
Gain from discontinued operations and disposals, net of tax	1.1	0.05
Net Income	$1.3	$0.06



RESTRUCTURING PLAN

Of the 31 stores originally classified in 2008 as held for sale, significant progress has been made with 20 divested

- Fourteen of the original 31 stores have been sold to date, generating $47 million in cash
- Six stores have been closed or had operations minimized
- Eleven stores remain classified as held for sale

Assets held for sale: *($M)*	**March 31, 2009**
Inventory	$49.3
Property, plant and equipment	90.0
Intangible assets	0.4
	$139.7
Liabilities Held for Sale	
Floor plan notes payable	$37.8
Real estate debt	51.4
	$89.2

LITHIA



OPPORTUNISTIC DIVESTITURES

Additional stores have been sold when attractive purchase offers have been received

- Opportunistic stores sales result in a P&L upside as no goodwill is currently recorded on the balance sheet
- In 2008, Sioux Falls Dodge and Chevrolet were sold
- In 2009, Vacaville Toyota, Tri-cities Ford and Tri-cities Honda were sold

Additional Divestitures *($M)*	**Cash Generated**	**Gain Recognized**
Sioux Falls (2 stores)	$22.6	$ 3.1
Vacaville	7.2	6.0
Tri-cities (2 stores)	6.4	3.9
Total	$36.2	$13.0

LITHIA



FINANCIAL POSITION

The Company has focused on generating cash to reduce outstanding debt levels and strengthen the balance sheet

- Sources include the sale of stores, mortgage financing, sale of investment property, tax refunds and the assumption of LOF contracts
- These sources have been used to reduce outstanding debt

Net Cash Raised Since 12/31/07 ($M)

Sale of Stores	$47.0
Mortgage Financing	84.0
Sale of Property	27.0
Tax Refunds	17.7
LOF Contracts	16.1
Total	$191.8

Significant Outstanding Debt ($M)

	12/31/07	4/30/09
Line of Credit	$184.0	$45.0
Convertible Debt	85.0	0.0
Total	$269.0	$45.0

LITHIA



FINANCIAL POSITION

The Company has retired all outstanding convertible notes

- In 2008, $42.5 million was repurchased early with a gain of $5 million
- The remaining $42.5 million was repurchased in 2009 with a slight gain

$85M Convertible Notes Repurchases

($M)	Face Value	Gain
Q3'08	$16.0	$1.6
Q4'08	26.5	3.6
Q1'09	3.2	0.2
Q2'09	39.3	0.2
Total	$85.0	$5.6

LITHIA



FINANCIAL POSITION

With a focus on paying down debt, the Company has reduced the outstanding line of credit balance by $139 million during the past 15 months

- As the line of credit matures on May 1, 2010, it will be classified as current beginning in Q2'09
  - Covenants have been modified to accommodate this classification
- In compliance with financial covenants at Q1'09
- Forecast indicates continued compliance

	Requirement	As of March 31, 2009
Minimum net worth	Not less than $175 million	$252 million
Fixed charge coverage ratio	Not less than 1.0 to 1	1.30 to 1
Cash flow leverage ratio	Not more than 3.0 to 1	2.48 to 1
Minimum current ratio	Not less than 1.2 to 1	1.33 to 1

LITHIA



OPERATIONAL IMPROVEMENTS

Operations has focused on basic "blocking and tackling" to improve profitability and reduce SG&A expenses

- Improving profitability with each transaction

	Q1 2009	Q1 2008
New retail gross profit/unit	$2,604	$2,312
Used retail gross profit/unit	1,916	2,095
Used wholesale gross profit/unit	120	(83)
Finance & insurance/retail unit	1,012	1,216

- Maximize retail used vehicle sales, with unit sales decreasing by only 50 units in Q1'09 compared to Q1'08

- Focus on cost reductions
  - Cost cuts through position eliminations and reduced fixed costs
  - Deferral of unnecessary capital expenditures
  - L2 initiative placed on hold

LITHIA



OPERATIONAL IMPROVEMENTS

With a focus on profitability, the Company has seen improved operating margins

- Q1'09 gross margin was 19.7%, an improvement of 260 bps compared to the prior year
- Margins have improved in all areas

	Q1'09	Q4'08	Q3'08	Q2'08	Q1'08
New Vehicle	8.7%	8.4%	7.6%	7.7%	7.8%
Used Vehicle - Retail	12.4%	11.5%	9.9%	11.8%	12.0%
Used Vehicle - Wholesale	2.3%	-4.4%	-4.8%	-2.9%	-1.2%
Finance & Insurance	100.0%	100.0%	100.0%	100.0%	100.0%
Service, Body & Parts	47.7%	48.0%	48.6%	48.1%	46.9%
Total	19.7%	19.2%	16.8%	16.8%	17.1%

LITHIA



OPERATIONAL IMPROVEMENTS

A focus on cost cutting has resulted in quarterly SG&A expense below $70 million

- Current estimated annualized cost savings is $55 million, nearly 3x greater than the original estimate from June 2008 of $18 million
- The $55 million in annualized savings relate only to fixed costs and have been achieved


Quarterly SG&A Expense ($M)
100
80
60
40
20
0
82.6
79.5
77.0
68.2
68.1
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09

LITHIA

INDUSTRY SUMMARY


LITHIA



INDUSTRY SUMMARY

The Chrysler reorganization had minimal impact and resulted in a net positive position for the Company

- Of the announced franchise terminations, only two Lithia locations were impacted: Omaha, ND and Colorado Springs, CO
- The Company was awarded franchises in five markets as Chrysler consolidates its dealer network
- "Business as usual" as Chrysler continues to pay receivables due to the Company
- The transition of floor plan financing and retail support from Chrysler Financial to GMAC is progressing as planned at all locations

LITHIA



INDUSTRY SUMMARY

General Motors is also in a deep restructuring

- Letters warning of potential franchise terminations sent to approximately 1,100 dealers nationwide
  - Two or three Lithia locations may not have their franchise agreements renewed in October 2010
  - The Company believes the impact of these potential terminations will not be material to profitability or covenants
- Bankruptcy filing by GM is likely in early June
- Chrysler's reorganization will serve as a road map
- Concessions from major constituents have been obtained

LITHIA

OUTLOOK





OUTLOOK

The Company is cautiously optimistic for the remainder of 2009

- Q1'09 had positive free cash flow* of $5 million
- Internal forecast indicates breakeven achievable at a 9 million SAAR level
- Lithia will continue to raise cash and reduce outstanding debt
- Q2 Update
  - April results met forecast
  - May ahead of expectations
  - Chrysler locations exceeding projections; filing announcement has not impacted sales or profitability

*Positive free cash flow is defined as consolidated net income excluding non-cash items , plus depreciation and amortization, and non-cash stock-based comp expense, minus non-financeable cap-ex.

LITHIA



MISSION STATEMENT

To be the preferred provider of cars and trucks and related services in North America

OUR VALUES

Earn Customers for Life

Let's listen and understand our customers' needs. Know that you are empowered to 'do the right thing.' Let's make sure our customers are so satisfied that they refer us to their families and friends

Respect Everyone

Treat everyone with the utmost respect and integrity. Our reputation is our competitive advantage – protect it. Be proud of the work you do and the services we provide to our communities

Improve Constantly

We work together as a team sharing ideas and best practices to make our customers' experience easier and faster. Never quit trying to improve your performance

Have Fun

Our enthusiasm to sell and repair vehicles will set us above our competitors

LITHIA

APPENDIX

LITHIA'S OPERATIONS





LITHIA'S OPERATIONS

The Lithia Business Model

- Focus on middle-sized single-point markets
- Platform building instead of buying
- Common computer system – Intranet
    - Centralized in Medford, Oregon
- Common practices in all stores
- Standardized asset management tools
- Fully integrated sales systems
- Specialized operational support teams
- Human Development strategies
- Market specific micro-economies of scale

LITHIA

LITHIA'S OPERATIONS

Business Lines: Sales and Gross Profit %


FY 2008
60%
50%
40%
30%
20%
10%
0%
55%
25%
27%
14%
14%
40%
4%
21%
New Veh.
Used Veh.
SB&P
F&I
Sales
Gross Profits

LITHIA



LITHIA'S OPERATIONS

Gross Margins – FY 2008


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
S/B/P: 48%
New Retail
8%
Used Retail
11%
Parts
37%
Body Shop
42%
Service
68%
F & I
100%
Gross Margin

LITHIA

INDUSTRY DYNAMICS

INDUSTRY DYNAMICS

Stable Profitability

- **Manufacturer incentives**
- **50% + variable costs**
- **Multiple Brands**
- **Diversified profit sources**



Updated through 2006
Historical Pre-Tax Margins
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0)%
(4.0)%
(6.0)%
(8.0)%
(10.0)%
Auto Retailers
Big 3
1979
1982
1985
1988
1991
1994
1997
2000
2003
2006
Auto Retailers
Big 3

Source: MSDW and NADA

LITHIA

INDUSTRY DYNAMICS
Huge and Fragmented Industry


Nearly $1 Trillion Market
Finance & Insurance $10
New Vehicle $375 Bn
Service & Parts $148
Used Vehicle $372 Bn


Highly Fragmented Sector
Top 100 Dealer Groups 18%
All Other Dealers 82%
Public groups 7%

Source: Automotive News Data Center 2005